UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2019

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House

100 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 278-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	BCRH and BCRH.BH.	New York Stock Exchange and Bermuda Stock Exchange

Item 7.01	Regulation FD Disclosure.

On July 25, 2019, Blue Capital Reinsurance Holdings Ltd. (the “Company”) issued a press release announcing that, after considering strategic alternatives, its Board of Directors has decided to cease the Company’s active operations and pursue an orderly run-off of the Company’s liabilities and in-force portfolio and return capital to shareholders as the Company winds up its operations. As and when capital becomes available after settlement of existing liabilities and expenses, and in accordance with all applicable regulatory requirements, the Company expects to declare special distributions to shareholders as it winds up its affairs and operations. The Company currently expects, based upon management’s best available estimates, that 20% of its existing shareholders’ equity as of June 30, 2019 will have been distributed or will become available for distribution in the remainder of 2019, 65% will become available for distribution in 2020 and 15% will become available subsequent to 2020. The Company expects the first of these special distributions to be declared on or about August 30, 2019.

The Company’s press release dated July 25, 2019 furnished as Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference herein.

In accordance with general instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including exhibits, furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Accordingly, the information in Item 7.01 of this Current Report on Form 8-K will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information in this Current Report on Form 8-K is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Safe Harbor for Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K may include, and the Company may make related oral forward-looking statements which reflect our current views with respect to future special distributions and financial performance. Such statements may include forward-looking statements with respect to future special distributions, our run-off financial performance and the insurance and reinsurance sectors. Statements that include the words “should,” “would,” “expect,” “estimates”, “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver,” and similar statements of a future or forward-looking nature identify forward-looking statements in this Current Report on Form 8-K for purposes of the U.S. federal securities laws or otherwise. The Company intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause the timing and amount of special distributions and the Company’s run-off performance to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the amount that the Company will be required to reserve to provide for the Company’s contingent liabilities and obligations, the expenses that the Company will incur during the winding up, including general administrative and overhead costs and legal and auditing expenses, the ability of the Company to favorably resolve any litigation that may be commenced against the Company in connection with its winding up and ultimate liquidation, the tax treatment of special distributions, the delisting of the Company’s common shares in connection with the winding up, greater frequency or severity of claims and loss activity, uncertainties in our reserving process, changes to our tax status, credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, operational risk, including the risk of fraud and errors and omissions, as well as technology breaches or failure, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, potential treatment of us as an investment company or a passive foreign investment company for purposes of U.S. securities laws or U.S. federal taxation, respectively, our dependence as a holding company upon dividends or distributions from our operating subsidiaries, the unavailability of capital in the future, developments in the world’s financial and capital markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2018 and this Current Report on Form 8-K.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent report on Form 10-K, this Current Report on Form 8-K and other documents of the Company on file with the U.S. Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified by these cautionary statements, and there can be no assurance that the actual special distributions, results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

The contents of any website referenced in this Current Report on Form 8-K are not incorporated by reference herein.

Item 8.01.	Other Events.

The Company is including additional risk factors in this Current Report on Form 8-K to update the risk factors previously disclosed in its Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC pursuant to the Exchange Act. The additional risk factors set forth below, supplement the risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and shall be deemed “filed” for purposes of Section 18 of the Exchange Act.

We cannot assure you that any liquidating distribution will be made to our shareholders or, if made, the exact amount or timing of distributions.

Our winding up and liquidation process will be subject to uncertainties. It is possible that there will be no liquidating distribution made to our shareholders. The amount and timing of any liquidating distribution to our shareholders will depend on the following factors, among others:

•	whether any potential claimants against us and currently unknown to us could present claims relating to our prior operations that we may ultimately have to satisfy;

•	the payment of expenses to be incurred for the operation of the business through our winding up and liquidation;

•	the costs we may have to incur to defend claims, including possible claims against us relating to our winding up and ultimate liquidation;

•	the amounts that we will need to pay for general administrative and overhead costs and expenses prior to our ultimate liquidation;

•

the costs attendant on us as a publicly held reporting company under SEC regulations, including legal and auditing fees, during the period we are obligated to continue preparing and filing our annual, quarterly and current reports;

•	how much of our funds we will be required to reserve to provide for contingent liabilities, and how long it may take to finally determine whether and how much of those liabilities may have to be paid.

We will continue to incur expenses that will reduce any amounts available for distribution to our shareholders.

Claims, liabilities and expenses from operations will continue to be incurred by us as we wind up. We cannot estimate what the aggregate of these expenses will be, but they will reduce the amount of funds available for distribution to our shareholders.

We may be subject to litigation, which is expensive and could divert our attention.

We may be subject to litigation in connection with our winding up and liquidation. Litigation against us could result in substantial costs and divert our management’s attention from the winding up and liquidation, which could decrease the amount available for distribution to our shareholders.

Our Board of Directors may abandon implementation of the winding up and liquidation of the Company.

Our Board of Directors has the right to abandon the winding up and liquidation prior to its completion. While our Board of Directors does not currently intend to do so, it will do so if it determines, based on intervening circumstances, that it is not in the best interests of the Company and its shareholders to continue with the winding up and liquidation.

Further, our Board of Directors has the right to abandon the winding up upon the receipt of an offer from a third party to purchase the Company. Upon receipt of an offer to purchase the Company, we would seek shareholder approval prior to consummating any such sale.

U.S. Holders of our common shares may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

Pursuant to our winding up and liquidation, we intend to make liquidating distributions to our shareholders during 2019 and 2020. For U.S. federal income tax purposes, U.S. Holders (as defined below) of our common shares generally will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value (at the time of the distribution) of property, if any, distributed to them and (ii) their adjusted tax basis in our common shares. Such gain or loss generally will be computed on a per-share basis. Accordingly, if a U.S. Holder acquired our common shares at different prices or at different times, the amount that such shareholder receives on each liquidating distribution will be allocated to each different block of our common shares based on the number of shares in each block. Within each block, a cost recovery approach will generally be applied, and a U.S. Holder’s full tax basis of a block will generally be recovered before any gain is recognized with respect to it. Any loss generally will be recognized by a U.S. Holder only in the tax year in which the shareholder receives our final liquidating distribution. For these purposes, a “U.S. Holder” is any beneficial owner of our common shares that, for U.S. federal income tax purposes, is (i) a citizen or individual resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if such trust has validly elected to be treated as a United States person for U.S. federal income tax purposes or if (1) a court within the United States is able to exercise primary supervision over its administration and (2) one or more United States persons have the authority to control all of the substantial decisions of such trust.

Shareholders are urged to consult with their own tax advisors as to the specific tax consequences to them of our winding up and liquidation.

The tax treatment of any liquidating distribution may vary from shareholder to shareholder.

You should consult your own tax advisor for tax advice in connection with the winding up and liquidation. We have not requested a ruling from the U.S. Internal Revenue Service or any other tax authority with respect to the anticipated tax consequences of our winding up and liquidation, and we will not seek an opinion of counsel with respect to the anticipated tax consequences of any liquidating distributions. There could be greater than anticipated taxation at the corporate and/or shareholder level, thus reducing the benefit to our shareholders and us from our winding up and liquidation. Tax considerations applicable to particular shareholders may vary with and be contingent on the shareholder’s individual circumstances.

As part of the winding up and liquidation, we intend to delist our common shares from the New York Stock Exchange and the Bermuda Stock Exchange prior to March 31, 2020 and terminate the registration of our common shares and suspend our reporting obligations under the Exchange Act shortly thereafter. The delisting from the New York Stock Exchange and the termination of the registration of our common shares would likely cause the liquidity and market price of our common shares to decline.

Our common shares currently trade on the New York Stock Exchange under the symbol BCRH and on the Bermuda Stock Exchange under the symbol BCRH.BH. As part of the winding up and liquidation, we intend to delist our common shares from the New York Stock Exchange and the Bermuda Stock Exchange prior to March 31, 2020 and terminate the registration of our common shares and suspend our reporting obligations under the Exchange Act shortly thereafter. If we delist our common shares from the New York Stock Exchange and Bermuda Stock Exchange and terminate the registration of our common shares under the Exchange Act, it could potentially impair the liquidity of our common shares, not only in the number of common shares that could be bought and sold at a given price, which might be depressed by the relative illiquidity, but also through delays in the timing of transactions and the potential reduction in media coverage. As a result, an investor might find it more difficult to dispose of our common shares and the market price of our common shares may decline.

As a result of the winding-up and liquidation, certain institutional shareholders may be required to sell our common shares.

Upon the implementation of the winding-up and liquidation, the governing documents of certain of our institutional investors may prohibit them from holding our common shares. If that were to be the case, such institutional investors would be required to divest our common shares which would create downward pressure on the trading price of our common shares. If this were to occur, shareholders who sell our common shares prior to the completion of the winding-up and liquidation may receive less than shareholders who receive all liquidating distributions ultimately made.

Regulatory restrictions on distributions and the return of capital may impact our ability to fund future distributions to shareholders.

In order to distribute capital to our shareholders when it becomes available after the settlement of existing liabilities and expenses, the Company will be reliant on the ability of its subsidiary, Blue Capital Re Ltd., to dividend adequate funds to the Company. Under Bermuda law, Blue Capital Re Ltd. may not reduce its total statutory capital by 15% or more, as set out in its previous year’s financial statements, unless it has received the prior approval from the Bermuda Monetary Authority. We cannot offer any assurance that we will receive such approval.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this report:

Exhibit No.	Description

99.1	Press Release dated July 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Capital Reinsurance Holdings Ltd. (Registrant)

July 25, 2019	By:	/s/ John V. Del Col
Date	Name:	John V. Del Col
	Title:	Secretary

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